Exhibit 10.1

AMENDMENT NUMBER SIX TO

THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

(Amended and Restated Effective January 1, 2010)

THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the “Plan”) is hereby amended, effective as of the dates set forth below, as follows:

1. The Plan is hereby amended, effective January 1, 2013, by adding the following new Section to read as follows:

§ 8.3	MetLife Bank Servicing Platform Divestiture

(a)	Notwithstanding any other provision of the Plan, an Employee whose employment is transferred to Green Tree Servicing LLC or one of its affiliates pursuant to the sale of the MetLife Bank servicing platform to Green Tree Servicing LLC in accordance with the Asset Purchase Agreement by and among MetLife Bank, National Association and Green Tree dated as of December 18, 2012 (each such Employee, a “Green Tree Hired Employee”) shall, for all purposes other than those described in Section 8.3(b) of the Plan, be deemed to be a Job Elimination Participant under the Plan.

(b)	No Green Tree Hired Employee shall be granted Severance Pay or Outplacement Services on account of the transfer of employment that rendered him/her a Green Tree Hired Employee.

(c)	Notwithstanding any other provision of the Plan, in the event the sale of the MetLife Bank servicing platform to Green Tree Servicing LLC referenced in Section 8.3(a) above does not close, this entire Section 8.3 shall be null and void.

2. The Plan is hereby amended, effective March 1, 2013, by adding the following new Section to read as follows:

§ 8.4	General Agency Business and Operations Outsourcing

(a)	Notwithstanding any other provision of the Plan, an Employee whose employment is transferred to Crump Life Insurance Services, Inc. (“CLIS”) or one of its affiliates pursuant to the outsourcing of the MetLife general agency business and operations to CLIS in accordance with the Employee Agreement dated February 22, 2013 by and among Metropolitan Life Insurance Company and CLIS (each such Employee, a “CLIS Hired Employee”) shall, for all purposes other than those described in Section 8.4(b) of the Plan, be deemed to be a Job Elimination Participant under the Plan.

(b)	No CLIS Hired Employee shall be granted Severance Pay or Outplacement Services on account of the transfer of employment that rendered him/her a CLIS Hired Employee.

(c)	Notwithstanding any other provision of the Plan, in the event the outsourcing of the MetLife general agency business and operations to CLIS referenced in Section 8.4(a) above does not close, this entire Section 8.4 shall be null and void.”

3. The Plan is hereby amended, effective April 15, 2013, by adding the following new Section to read as follows:

§ 8.5	Tower Square Securities and Walnut Street Securities Divestiture

(a)	Notwithstanding any other provision of the Plan, an Employee whose employment is transferred to Cetera Advisor Networks LLC (“Cetera”) or one of its affiliates pursuant to the sale of Tower Square Securities and Walnut Street Securities to Cetera in accordance with the Purchase and Sale Agreement by and among Plaza LLC, MetLife, Inc. and Cetera dated as of April 4, 2013 (each such Employee, a “Cetera Transferred Employee”) shall, for all purposes other than those described in Section 8.5(b) of the Plan, be deemed to be a Job Elimination Participant under the Plan.

(b)	No Cetera Transferred Employee shall be granted Severance Pay or Outplacement Services on account of the transfer of employment that rendered him/her a Cetera Transferred Employee.

(c)	Notwithstanding any other provision of the Plan, in the event the sale of Tower Square Securities and Walnut Street Securities to Cetera referenced in Section 8.5(a) above does not close, this entire Section 8.5 shall be null and void.

IN WITNESS WHEREOF, Metropolitan Life Insurance Company has caused this amendment to be executed by an officer thereunto duly authorized on the date noted below the officer’s signature.

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Mark Davis
Name/Title: Mark Davis, Vice President
Date:	June 27, 2013
Witness:	/s/ David R. Warren

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